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                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1605
                                     DATED: OCTOBER 24, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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


BASE RATE:                T-BILL


INDEX MATURITY:           Three Months


TRADE DATE:               October 24, 1997


SETTLEMENT DATE:          October 29, 1997


MATURITY DATE:            October 30, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.600%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Weekly


INTEREST PAYMENT DATES:   January 29, 1998, April 29, 1998, July 29, 1998 and Maturity, subject to
                          Following Business Day Convention.


INITIAL INTEREST RATE:    TBD


FORM:                     Book-entry


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